AB CAP FUND, INC.

- AB FlexFeeTM Large Cap Growth Portfolio

Supplement dated May 6, 2021 to the Prospectus and Summary Prospectus, each dated April 30, 2021 (the "Prospectuses"), for AB FlexFee Large Cap Growth Portfolio (the "Fund").

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At a meeting held on May 3-5, 2021, the Board of Directors of the Fund reviewed and unanimously approved the reorganization of the Fund (the "Reorganization"), a series of AB Cap Fund, Inc., into AB Large Cap Growth Fund, Inc. ("Acquiring Fund") and presentation of the Reorganization to the Fund's shareholders for their consideration at a shareholder meeting.

Pursuant to the proposed Reorganization, the Fund will transfer all of its assets and stated liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. The Fund and the Acquiring Fund have the same investment objectives and principal risks and substantially identical investment strategies and policies.

It is anticipated that a prospectus/proxy statement relating to the Reorganization will be mailed to the shareholders of the Fund during the second quarter of 2021 and that the Fund will convene a special meeting of shareholders to be held in a virtual meeting format on or about August 5, 2021 to vote on the approval of the Reorganization. If the required shareholder approval is obtained and all required closing conditions are satisfied, it is expected that the Reorganization will be completed early in the fourth quarter of 2021.

If the Reorganization is approved, each shareholder of the Fund will receive Advisor Class shares of the Acquiring Fund that will have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in the Fund. Shareholders of the Fund will not be assessed any sales charges or other shareholder fees in connection with the Reorganization.

The Reorganization is expected to be effected on a tax-free basis for U.S. federal income tax purposes, meaning that the Fund's shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

This document is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund. This document is not a solicitation of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the proposed Reorganization and the Acquiring Fund.

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The Fund's Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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